UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2024

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Crescent Court, Suite 1400
Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(469) 638-9636

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FFWM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 27, 2024, the Board of Directors (the “Board”) of First Foundation Inc. (“Company”) amended and restated the Company’s bylaws (the “Amended Bylaws”), effective immediately.

The Amended Bylaws implement certain additional notice requirements for director nominations relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”), such as requiring that stockholders intending to use Rule 14a-19 deliver a notice to the Company certifying in writing that they will comply with Rule 14a-19’s requirements, confirm that they have complied with Rule 14a-19, and promptly notify the Company of any changes to the information submitted by such stockholder. In addition, such nominating stockholder or a qualified representative must be present at the meeting for the election of directors.

In addition, the Amended Bylaws implement certain ministerial, clarifying and conforming and technical changes, including changes to reflect recent updates to the Delaware General Corporation Law (the “DGCL”), as follows: clarifying that all actions which may be taken at a meeting of stockholders, including the election or removal of directors, may be taken by written consent by the holders of record of at least the minimum number of votes that would be necessary to take such action at a meeting; clarifying that the Board or any member thereof may be removed, with or without cause, by the holders of a majority of the voting power; and revising Section 7.1(b) to reflect the updated Section 219(a) of the DGCL, which no longer requires the Company to make the stockholder list available for inspection during the stockholders’ meeting.

The foregoing description of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached as Exhibit 3.1 to this report and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Bylaws of First Foundation Inc. (effective February 27, 2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: February 27, 2024	By:	/s/ SCOTT F. KAVANAUGH
Scott F. Kavanaugh
President and Chief Executive Officer